UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 20, 2009

Wonder Auto Technology, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02: NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a)           On March 20, 2009, the management and the Audit Committee (the “Audit Committee”) of Wonder Auto Technology, Ltd. (the “Company”), after consultation with its independent auditor, PKF Hong Kong, Certified Public Accountants (“PKF”), determined that the following consolidated financial statements of the Company should not be relied upon:

•	The Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007;
•	The Company’s audited consolidated financial statements for the fiscal year ended December 31, 2006 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006;
•	The Company’s unaudited financial statement for the nine month period ended September 30, 2008 contained in the Company’s Quarterly Reports on Form 10-Q, filed on November 4, 2008; and
•	The Company’s unaudited financial statement for the nine month period ended September 30, 2007 contained in the Company’s Quarterly Reports on Form 10-Q, filed on November 1, 2007.

The Company’s determination that the aforementioned financial statements should not be relied upon resulted from an evaluation of comments (the “SEC Comment Letters”) made by the Staff of the United States Securities and Exchange Commission (the “SEC”).  In the SEC Comment Letters, the SEC raised the following issues relating to the Company’s accounting treatment of items relating to several transactions contained in the aforementioned financial statements of the Company:

 (1)           Accounting Treatment relating to the release of “Make Good” shares

In the SEC Comment Letters, the SEC disagreed with the manner in which the Company accounted for the release of make good shares pledged by two of the Company’s shareholders -- Choice Inspire Limited (“CIL”) and Empower Century Limited (“ECL”) -- in connection with a private placement transaction that occurred in June 2006.

In connection with that private placement, CIL and ECL pledged and deposited into escrow 3,300,000 shares of the Company’s common stock pursuant to a “make good” escrow agreement with the private placement investors.  Under the “make good” escrow agreement, the pledged shares were deliverable to the investors, on a pro rata basis, if the Company did not meet certain minimum net income thresholds during the fiscal years 2006 and 2007, but would be released back to CIL and ECL if the net income thresholds were achieved.  The Company achieved its net income thresholds for both 2006 and 2007.

On February 8, 2007 and February 2, 2008, stockholders’ of CIL and ECL transferred their right to receive the 3,300,000 shares in escrow to Xiangdong Gao for no consideration.  Because Mr. Gao maintained no relationship with the Company other than as a shareholder, the Company relied upon guidance given in SEC Practice\08 SEC Staff Views – Current Issue Rulemaking Projects 11/16/98 and did not recognize compensation expenses in connection with the release of such escrow shares.

Upon consideration of the SEC Comment Letters, after consultation with its independent auditor PKF, the Company’s management and Audit Committee have determined that it should have recognized a compensation expenses in 2006 and 2007 and the Company will restate its financial statements accordingly for the fiscal years 2006 and 2007. The effect of the change in accounting with respect to the escrow shares will be as follows:

•
In the 2006 consolidated financial statements, the Company will incur a non-cash compensation expense of approximately $7,507,500.  As a result, net income, as previously reported, will decrease by approximately $7,507,500. Net income per share, as previously reported, will decrease by approximately $0.37 to $0.03; and

•
In the 2007 consolidated financial statements, the Company will incur a non-cash compensation expense of approximately $18,265,500.  As a result, net income, as previously reported, will decrease by approximately $18,265,500. Net income per share, as previously reported, will decrease by approximately $0.76 to a net loss per share of $0.16.

(2)           Re-classification of Restricted Cash

In the SEC Comment Letters, the SEC expressed a view that a decrease of restricted cash, which was used as collateral support for the Company’s bills payable undertaken by banks, should have been accounted for in cash flows from financing activities, instead of cash flow from investing activities, for the fiscal quarter ended September 30, 2008.

While the management believed that, even though such restricted cash was pledged as collaterals for bills payable, it was reasonable to classify the change of such restricted cash as cash flow from investing activities because such restricted cash as bank deposits carried interest, the Company’s management and Audit Committee, after consultation with PKF, have decided to re-classify such increases and decreases in restricted cash as cash flows from financing activities in its financial statements for the interim periods ended September 30, 2008 and 2007, and for the years ended December 31, 2007 and 2006.  The effect of such re-classification will be as follows:

•	Net cash used in investing activities and net cash provided by financing activities will each increase by $4,011,467 for the nine months ended September 30, 2008;

•	Net cash used in investing activities and net cash provided by financing activities will each decrease by $3,932,999 for the nine months ended September 30, 2007;

•	Net cash used in investing activities and net cash provided by financing activities will each decrease by $3,736,383 for the year ended December 31, 2007; and

•	Net cash used in investing activities and net cash provided by financing activities will each decrease by $917,757 for the year ended December 31, 2006.

The Company intends to restate its financial statements and other financial information for the interim periods ended September 30, 2008 and 2007 and the years ended December 31, 2007 and 2006, accordingly.

Any restatement in respect of the re-classification of restricted cash and the accounting treatment for the release of “make good” shares is not expected to have an effect on the Company’s liquidity, cash resources, or future business operations. The Company intends to promptly file amendments to its periodic reports described above that have previously been filed with the SEC to reflect the matters discussed in this Item 4.02.

The Company’s management and Audit Committee have discussed the matters disclosed in this item with the Company’s independent registered public accounting firm, PKF.

ITEM 7.01.    REGULATION FD DISCLOSURE.

The news release announcing this matter is furnished as Exhibit 99.1 and incorporated by reference herein.  The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements regarding charges that the Company may incur and are indicated by words such as “ intends ” and other similar words or phrases.  Actual events or results may differ materially from those described herein.  Among the important factors that could cause future events or results to vary are risks arising from the possibility that the final accounting of the transactions involved could vary from the estimates set forth herein.  Additional factors that might affect these forward-looking statements are described in filings with the SEC such as the Company’s most recent Forms 10-K and 10-Q.

ITEM 9.01       FINANCIAL STATEMENT AND EXHIBITS

 (d)  Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release dated March 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: March 20, 2009	By:	/s/ Qingjie Zhao
Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 20, 2009